UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2019

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Aquestive Therapeutics, Inc. (the “Company”) is furnishing the investor presentation attached as Exhibit 99.1 to this report for use at the Investor & Analyst Libervant™ (diazepam) Buccal Film Update Forum on Monday, December 9, 2019 at the American Epilepsy Society (AES) 2019 Annual Meeting. This investor presentation references the clinical data found in poster presentations conducted at that meeting which will be posted to the Company’s website (under “Newsroom” and “Presentations”) at the time of each presentation.

The Company also has been notified that a pre-IND meeting has been scheduled for February 4, 2020 with CDER of the US Food and Drug Administration to discuss AQST-108’s clinical development strategy.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

The Company was named as a defendant in a lawsuit filed by Neurelis, Inc. in the Superior Court of California on December 5, 2019.  The complaint alleges, among other things, that the Company has made false and disparaging statements about Neurelis’ product candidate, Valtoco, and engaged in other activities to delay potential FDA approval of Valtoco.  The complaint seeks injunctive relief and unspecified monetary damages plus attorneys’ fees. The Company believes these claims to be meritless and the Company intends to vigorously defend this lawsuit.

Item 9.01	Financial Statements and Exhibits

               (d) Exhibits

Exhibit Number	Description
99.1	Investor presentation for use at the Investor & Analyst Libervant™ (diazepam) Buccal Film Update Forum on Monday, December 9, 2019 at the American Epilepsy Society (AES) 2019 Annual Meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2019	Aquestive Therapeutics, Inc.

	By:	/s/ John T. Maxwell
Name: John T. Maxwell
Title: Chief Financial Officer